                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in the  Registration  Statement of Applied  Medical Merger
Corp.  on Form S-4, of our report dated  January 31, 2001 on the 1999  financial statements of Applied Medical Devices,  Inc. appearing in the Prospectus,  which is part of the Registration Statement.

We also  consent to the  reference  to us under the  heading  "Experts"  in such
Prospectus.

                                          /s/Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC

January 31, 2001
Denver, Colorado